Q3 2017 Financial Results November 3, 2017

Safe Harbor 2 The information made available in this presentation contains forward-looking statements which reflect the Company’s current view of future events, results of operations, cash flows, performance, business prospects and opportunities. Wherever used, the words "anticipate," "believe," "expect," "intend," "plan," "project," "will continue," "will likely result," "may," and similar expressions identify forward-looking statements as such term is defined in the Securities Exchange Act of 1934. Any such forward-looking statements are subject to risks and uncertainties and the Company's actual growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities could differ materially from historical results or current expectations. Some of these risks include, without limitation, the impact of economic and industry conditions, competition, food and drug safety issues, store expansion and remodeling, labor relations issues, costs of providing employee benefits, regulatory matters, legal and administrative proceedings, information technology, security, severe weather, natural disasters, accounting matters, other risk factors relating to our business or industry and other risks detailed from time to time in the Securities and Exchange Commission filings of DRH. Forward-looking statements contained herein speak only as of the date made and, thus, DRH undertakes no obligation to update or publicly announce the revision of any of the forward- looking statements contained herein to reflect new information, future events, developments or changed circumstances or for any other reason.

Who We Are NASDAQ: SAUC IPO: 2008 Market capitalization $43M Largest Buffalo Wild Wings Franchisee › Leading operator › Strong cash generator › 65 BWW locations › Recent share price $1.62 › 52 week range $0.70 - $4.12 › Insider ownership 50% › Institutional ownership 17% › Shares outstanding 26.7M 3 Pure play franchisee with scale and track record of accretive acquisitions Market data as of November 1, 2017 (Source: S&P Capital IQ); Ownership as of most recent filing

Third Quarter Key Information Sales of $39.3M, down $2.4M vs. last year Negative impact from Hurricane Irma and revenue deferral related to new loyalty program Same Store Sales off 4.35% (-2.73% YTD) Adjusted EBITDA of $4.3M, 11.0% of sales Restaurant-level EBITDA of $6.2M, 15.9% of sales Strong cash from operations and FCF Net cash from operations of $3.3M, up from $2.1M last quarter; LTM free cash flow of $8.3M Cost of sales up 180 basis points vs. Q3 2016 as wing prices were high throughout the quarter Lower margin on higher restaurant-level costs, particularly cost of sales Difficult comps due to 2016 Summer Olympics; overall slower traffic environment, particularly in July and August 4 Sales S-S-S EBITDA Margins Cashflow

Sales and Traffic 5

Average Check and Traffic Trends 6 NOTE: Average check is predominantly driven by price but is also influenced by product mix and, to a lesser extent, average guests per check. 2.6% 2.9% 5.5% 5.9% 7.7% 4.1% 1.3% 0.8% -2.2% -2.7% -1.8% -5.4% -0.3% -3.7% -4.4% -4.3% -7.9% -1.6% 4.3% 3.0% -3.1% -2.7% 0.9% 1.1% 2.2% 0.2% 0.6% -2.5% -1.8% -2.0% -2.0% -3.0% -3.3% -4.3% 2.0% -1.9% -6.3% -5.0% -10.0% -4.1% 1.1% -3.0% -3.2% -2.0% 1.7% 1.7% 3.3% 5.7% 7.1% 6.6% 3.1% 2.8% -0.2% 0.2% 1.4% -1.1% -2.3% -1.8% 1.9% 0.7% 2.1% 2.6% 3.2% 6.1% 0.1% -0.7% Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Jul 2017 Aug 2017 Sep 2017 FY 2014 FY 2015 FY 2016 YTD 2017 SSS% Traffic % Avg Check % Higher check averages during the quarter helped to partially offset slower summer traffic, particularly in July and August

Same-Store-Sales Performance 7 Our Q3 2017 SSS % underperformed relative to BWLD and other BWLD franchisees as a result of our regional mix • Casual dining same store sales were negative across all regions of the United States in Q3 2017 - Over half of DRH restaurants are located in the weakest regions of the Plains states and Florida - Over half of BWLD locations are located in the strongest regions of the United States - Over half of BWLD franchisee locations are located in moderate performance regions Distribution of Locations and Casual Dining Relative SSS Performance by Region Heat Map of Casual Dining Regional Relative SSS Performance Sources: BWLD 2016 10-K, DRH data Note: Distribution data based on 2016 YE portfolios for BWLD and BWLD Franchisees, for illustrative purposes. Excludes international. West/Southwest Plains Midwest Southeast Better Worse CDR Relative Region Performance BWLD BWLD-FR DRH West/SW 37% 19% 0% Southeast 14% 11% 0% NE/Mid-Atlantic 14% 20% 0% Midwest 19% 38% 49% Florida 5% 4% 28% Plains 12% 8% 23% Weak SSS % 51% 30% 0% Weaker SSS% 32% 58% 49% Weakest SSS% 16% 12% 51% Q3 SSS % -2.3% -3.2% -4.4% Distribution of Locations by Region

Q3 Sales Bridge ($M) 8 Sales declines were driven by Hurricane Irma, the impact of changes in promotional activity, the Blazin’ Rewards® loyalty initial deferral and a decline in traffic; offset by a new restaurant opening and higher average ticket *Promotional activity includes successful T Mobile promotion in 2016, change to less favorable promotion for National Wing Day in 2017, anniversary of ½ price wing Tuesday offset by Blitz offerings in 2017 **Clinton Township, MI significantly impacted by a major sinkhole that, since 12/27/16, has been blocking access to the restaurant (“Fraser Sinkhole”); University Park, FL access blocked for much of FY 2017 by new diamond interchange construction (I-75 & University Parkway) $42.1 $41.9 $41.6 $41.2 $39.3 $0.3 $0.6 $0.2 $0.3 $0.1 $0.3 $1.9 $41.6 $0.8 $0.6 $0.1 Q3 2016 Revenue NRO Avg Ticket Mc Gregor vs. Mayweather/ 2016 UFC *Promotional Activity IRMA **Construction Cape Coral Honeymoon College Football Schedule Loyalty Program Deferred Rev Traffic/Other Q3 2017 Revenue

Sales Driving Initiatives: Delivery 9 Delivery and Carry-Out Sales as % of Total The delivery channel continues to show strong growth and to date we see no evidence that delivery sales cannibalize higher margin carry-out business Delivery Drives Incremental Sales  38 locations now offer delivery service through third parties (up from 26 last year)  2017 delivery sales are expected to reach $1.5-$2M  Average delivery check is 13% higher than dine-in and 17% higher than carry-out 20.6% 19.3% 19.5% 20.4% 21.9% 21.4% 20.3% 1.9% 2.7% 2.8% 3.1% 2.7% Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 % of Carry-Out Sales % of Delivery Sales

Sales Driving Initiatives: Blazin’ Rewards® Loyalty 10 Blazin’ Rewards Members Roll-out began in St. Louis market in mid-2016 and ramped up with remaining locations in Q1 2017, with the average loyalty check currently 17% higher than non-loyalty – targeting 20% attachment by the end of 2017 *Loyalty Attachment Rates * Loyalty attachment rate = loyalty checks as a percentage of total checks 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep 2016 2017 - 20,000 40,000 60,000 80,000 100,000 120,000 140,000 Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep 2016 2017

Sales Driving Initiatives: Promotions 11 Testing New Promotions Half-Price Wing Tuesday vs. BOGO The Tuesday wing promotion has proven to drive significant traffic throughout all dayparts on an otherwise low volume day; we’re testing a BOGO offer in captive markets with promising early results * Excludes July 4th holiday ** Check Count may not be a good proxy for traffic given the nature of the BOGO promotion *** COS % excludes waste and cost that is not attached to a menu item (i.e. fryer oil) Offering BOGO Traditional on Tuesdays in select markets: • Throughout Michigan (just rolling out SE-MI) • Most of Florida Planning to offer BOGO boneless in Chicago and northern Michigan markets Testing new promotion in one of the Florida markets in November: • The original price per piece Tuesday promotion

Margins and EBITDA 12

Quarterly Restaurant EBITDA Trends 13 1 – On June 29, 2015, we acquired 18 locations in the St. Louis market to add to our existing 44 units, which had a dilutive AUV of $2.3 million 2 – FF = Franchise-related fees which includes 5.0% royalty and 3.0 – 3.15% NAF (national advertising fund) Record high chicken wing prices coupled with sales deleveraging placed added pressure on recent margins AUV ($M) $3.1 $2.8 $2.7 $2.7 $2.7 $2.6 $2.6 $2.6 $2.8 $2.5 $2.4 $2.8 $2.8 $2.6 $2.6 21.8% 20.6% 19.4% 20.3% 21.5% 20.0% 19.6% 16.5% 19.0% 16.6% 15.9% 21.2% 20.4% 19.4% 17.1% 5.5% 5.9% 6.4% 6.6% 6.5% 6.8% 7.0% 7.2% 6.5% 7.1% 7.6% 5.2% 6.2% 6.8% 7.0% 8.0% 8.0% 8.0% 8.0% 8.2% 8.1% 8.1% 8.1% 8.0% 8.1% 8.2% 8.0% 8.0% 8.1% 8.1% 12.6% 13.4% 13.0% 12.7% 11.5% 12.1% 13.3% 14.0% 12.3% 12.9% 13.8% 13.2% 12.9% 12.7% 12.9% 23.3% 23.9% 25.1% 24.8% 24.4% 25.2% 24.7% 25.0% 24.7% 25.5% 25.4% 23.8% 24.4% 24.8% 25.2% 28.8% 28.1% 28.1% 27.6% 28.0% 27.9% 27.4% 29.2% 29.4% 29.9% 29.2% 28.5% 28.1% 28.1% 29.5% KEY Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 FY2014 FY 2015 FY 2016 YTD 2017 C O S LA B O R O PE X FF2 OCC R ES T. EB IT D A 1 1

EBITDA Impacts 14 $6.1 $6.2 $0.7 $0.8 $0.3 $0.1 $0.1 $8.1 $0.1 Q3 2016 Restaurant-Level EBITDA Sales Impact COS Irma Impact Labor Occupancy Opex Q3 2017 Restaurant-Level EBITDA Cost of sales, driven by record high chicken wing prices, accounted for over 40% of the year-over- year decline, followed closely by the impact of slower traffic and Hurricane Irma – related closures; operating expenses were held in check despite the sales headwinds

Cost of Sales Impacts 15 Historically high traditional chicken wing costs and lower wing yields, coupled with the Tuesday wing promotions, were responsible for a 209 bp increase in cost of sales in Q3 2017 vs. Q3 2016 29.2% 0.30% 27.4% 2.09% Q3 2016 COS % Traditional Wings Food/Beverage/Other Q3 2017 COS %

28.8% 28.1% 28.1% 27.6% 28.0% 27.9% 27.4% 29.2% 29.4% 29.9% 29.2% 28.5% 28.1% 28.1% 29.5% 21.7% 20.1% 20.4% 19.5% 20.3% 20.9% 19.5% 23.5% 24.0% 24.9% 25.3% 18.4% 20.4% 21.1% 24.7% $1.89 $1.77 $1.80 $1.79 $1.92 $1.92 $1.70 $1.95 $2.02 $2.03 $2.14 $1.53 $1.81 $1.87 $2.06 Q1 2015Q2 2015Q3 2015Q4 2015Q1 2016Q2 2016Q3 2016Q4 2016Q1 2017Q2 2017Q3 2017 FY 2014 FY 2015 FY 2016 YTD 2017 Total COS % Wing Cost % of Total COS Wing Cost/Lb COS Trends and Wing Impact 16 NOTE: Wing prices shown are the average price paid per pound of fresh, jumbo chicken wings – including distribution costs of approximately $0.29 per pound Traditional wing costs hit record highs in Q3 2017 but have recently begun to moderate; wings as % of total COS spiked to 25.3%

Historical Wing Prices 17 $ / lb. Fresh Jumbo Northeast Chicken Wing Spot Prices Source: Urner Barry Comtell™ UB Chicken – Northeast Jumbo Wings NOTE: Logistics cost to restaurants is $0.29 / lb. over the spot price Volatile fresh wing spot prices have ranged between $1.41 and $2.16/lb. since 2015; prices have declined for 5 consecutive weeks since peaking in mid-September, now at $1.90

Total Labor Trends 18 NOTE: OH = Overhead labor costs including payroll taxes, FUTA, SUTA, health benefits and retirement plan. Bonus is typically between 1.0-1.2% of sales. Hourly and total labor costs continue to be held in check as we push productivity initiatives as a means of offsetting wage inflation 23.3% 23.9% 25.1% 24.8% 24.4% 25.2% 24.7% 25.0% 24.7% 25.5% 25.4% 24.4% 24.8% 25.2% 12.5% 13.2% 13.8% 13.3% 13.1% 13.6% 13.3% 13.6% 13.1% 13.8% 13.6% 13.2% 13.4% 13.5% 5.6% 6.0% 6.4% 6.4% 6.2% 6.4% 6.6% 6.6% 6.6% 6.8% 7.1% 6.1% 6.5% 6.8% 5.2% 4.7% 4.9% 5.2% 5.1% 5.1% 4.8% 4.8% 5.1% 4.8% 4.7% 5.0% 4.9% 4.9% Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 FY 2015 FY 2016 YTD 2017 Hourly Labor % of Sales Mgmt Labor % of Sales Bonus & OH % of Sales AUV ($M) $3.1 $2.8 $2.7 $2.7 $2.7 $2.6 $2.6 $2.6 $2.8 $2.5 $2.4 $2.8 $2.6 $2.6

Adjusted EBITDA Trends 19 21.8% 20.6% 19.4% 20.3% 21.5% 20.0% 19.6% 16.5% 19.0% 16.6% 15.9% 21.2% 20.4% 19.4% 17.1% 4.3% 8.0% 5.8% 5.1% 5.0% 5.7% 5.7% 5.8% 5.3% 5.2% 4.9% 5.1% 5.7% 5.7% 5.1% Key Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 FY2014 FY 2015 FY 2016 YTD 2017 G& A R ES T. EB IT D A AUV ($M) $3.1 $2.8 $2.7 $2.7 $2.7 $2.6 $2.6 $2.6 $2.8 $2.5 $2.4 $2.8 $2.8 $2.6 $2.6 G&A expenses have seen ongoing reductions, partially offsetting the impact of lower store – level margins on higher cost of sales

G&A Run Rate Trending Down 20 G&A costs continue to trend down as cost savings initiatives take effect; despite top-line softness, Q3 2017 G&A was below the targeted 5% of net sales NOTE: Q3 G&A Expense excludes Bank Amendment Fees ($0.34) $2.38 $2.37 $2.36 $2.07 $1.92 5.7% 5.8% 5.3% 5.2% 4.9% 4.4% 4.6% 4.8% 5.0% 5.2% 5.4% 5.6% 5.8% 6.0% Q3 2016 Q4 2016 Q1 2017 Q2 2017 *Q3 2017 G&A $ G&A %

Exhibits 21

EBITDA Reconciliation 22

EBITDA Reconciliation cont. 23 Restaurant-Level EBITDA represents net income (loss) plus the sum of non-restaurant specific general and administrative expenses, restaurant pre- opening costs, loss on property and equipment disposals, depreciation and amortization, other income and expenses, interest, taxes, and non-recurring expenses related to acquisitions, equity offerings or other non-recurring expenses. Adjusted EBITDA represents net income (loss) plus the sum of restaurant pre-opening costs, loss on property and equipment disposals, depreciation and amortization, other income and expenses, interest, taxes, and non-recurring expenses. We are presenting Restaurant-Level EBITDA and Adjusted EBITDA, which are not presented in accordance with GAAP, because we believe they provide an additional metric by which to evaluate our operations. When considered together with our GAAP results and the reconciliation to our net income, we believe they provide a more complete understanding of our business than could be obtained absent this disclosure. We use Restaurant-Level EBITDA and Adjusted EBITDA together with financial measures prepared in accordance with GAAP, such as revenue, income from operations, net income, and cash flows from operations, to assess our historical and prospective operating performance and to enhance the understanding of our core operating performance. Restaurant-Level EBITDA and Adjusted EBITDA are presented because: (i) we believe they are useful measures for investors to assess the operating performance of our business without the effect of non-cash depreciation and amortization expenses; (ii) we believe investors will find these measures useful in assessing our ability to service or incur indebtedness; and (iii) they are used internally as benchmarks to evaluate our operating performance or compare our performance to that of our competitors. Additionally, we present Restaurant-Level EBITDA because it excludes the impact of general and administrative expenses and restaurant pre-opening costs, which is non-recurring. The use of Restaurant-Level EBITDA thereby enables us and our investors to compare our operating performance between periods and to compare our operating performance to the performance of our competitors. The measure is also widely used within the restaurant industry to evaluate restaurant level productivity, efficiency, and performance. The use of Restaurant-Level EBITDA and Adjusted EBITDA as performance measures permits a comparative assessment of our operating performance relative to our performance based on GAAP results, while isolating the effects of some items that vary from period to period without any correlation to core operating performance or that vary widely among similar companies. Companies within our industry exhibit significant variations with respect to capital structure and cost of capital (which affect interest expense and tax rates) and differences in book depreciation of property and equipment (which affect relative depreciation expense), including significant differences in the depreciable lives of similar assets among various companies. Our management team believes that Restaurant-Level EBITDA and Adjusted EBITDA facilitate company-to-company comparisons within our industry by eliminating some of the foregoing variations. Restaurant-Level EBITDA and Adjusted EBITDA are not determined in accordance with GAAP and should not be considered in isolation or as an alternative to net income, income from operations, net cash provided by operating, investing, or financing activities, or other financial statement data presented as indicators of financial performance or liquidity, each as presented in accordance with GAAP. Neither Restaurant-Level EBITDA nor Adjusted EBITDA should be considered as a measure of discretionary cash available to us to invest in the growth of our business. Restaurant-Level EBITDA and Adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies and our presentation of Restaurant-Level EBITDA and Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual items. Our management recognizes that Restaurant-Level EBITDA and Adjusted EBITDA have limitations as analytical financial measures.